Exhibit 99.1
p. 1 of 28

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Hercules Offshore, Inc., et al.
Debtor

Case No. 15-11685
Reporting Period: Aug. 13 - Aug. 30, 2015

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	Yes	Note 1	
Schedule of Professional Fees Paid	MOR-1b	Yes		
Copies of bank statements		No	Note 2	
Cash disbursements journals		No	Note 2	
Statement of Operations	MOR-2	Yes	Note 3	
Balance Sheet	MOR-3	Yes	Note 3	
Status of Postpetition Taxes		No	Note 4	
Copies of IRS Form 6123 or payment receipt		No	Note 2	
Copies of tax returns filed during reporting period		No	Note 2	
Summary of Unpaid Postpetition Debts	MOR-4	Yes		
Listing of aged accounts payable	MOR-4	No	Note 2	
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	Note 2	
Debtor Questionnaire	MOR-5	Yes		

(1) Per discussion with the UST, a bank account listing with current balances is sufficient to cover the Bank Reconciliation requirement
(2)Due to system constraints and/or the volume of records, no attachment is provided, but is available to the UST upon request.
(3) Financials were not included for entities which have no P&L activity or BS balances for the covered period.
(4)The company is current on all tax payments, and therefore the UST has agreed to waive this requirement.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor | Date

Signature of Joint Debtor | Date

/s/ Troy Carson
Signature of Authorized Individual*

9/21/2015
Date

Troy Carson
Printed Name of Authorized Individual

Chief Financial Officer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Exhibit 99.1
p. 2 of 28

In re: Hercules Offshore, Inc., et al.
Debtor

Case No. 15-11685
Reporting Period: Aug. 13 - Aug. 30, 2015

MOR-1: CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated Debtor Entities	CURRENT MONTH		CUMULATIVE FILING TO DATE	
	ACTUAL	PROJECTED(1)	ACTUAL	PROJECTED
BEGINNING CASH	$ 77,796,260	$ 77,796,260	$ 77,796,260	$ 77,796,260
RECEIPTS				
Customer Receipts	6,232,210	6,644,788	6,232,210	6,644,788
Other Receipts	81,266	255,612	81,266	255,612
TOTAL RECEIPTS	6,313,476	6,900,400	6,313,476	6,900,400
DISBURSEMENTS				
Trade Creditor Payments	(3,701,924)	(3,870,016)	(3,701,924)	(3,870,016)
Payroll	(3,079,070)	(4,665,866)	(3,079,070)	(4,665,866)
Insurance	-	-	-	-
Leases	-	-	-	-
Cash Taxes	-	-	-	-
CapEx	-	-	-	-
Professional Fees	-	-	-	-
Other	-	-	-	-
TOTAL DISBURSEMENTS	(6,780,993)	(8,535,882)	(6,780,993)	(8,535,882)
NET CASH FLOW	(467,517)	(1,635,482)	(467,517)	(1,635,482)
ENDING CASH	$ 77,328,743	$ 76,160,778	$ 77,328,743	$ 76,160,778

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (2)	
HERCULES OFFSHORE INC	$ 2,331,930
HERCULES DRILLING COMPANY LLC	1,245,869
HERCULES LIFTBOAT COMPANY LLC	593,999
HERCULES OFFSHORE SERVICES LLC	459,234
CLIFFS DRILLING COMPANY	205,610
TODCO AMERICAS, INC.	1,099
THE OFFSHORE DRILLING COMPANY	376,787
HERO HOLDINGS, INC.	1,202
DELTA TOWING LLC	77,504
SAND DOLLAR DRILILNG LLC	1,487,759
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (4)	$ 6,780,993

Notes:

(1) Projected amounts based on the forecasted weekly activity for the weeks ending 8/22, 8/29, and 9/5
(2) A majority of disbursements are made from centralized payroll and accounts payable bank accounts. Pro-rated amounts were allocated to the debtor entities based on percentage of expenses over the period.

Exhibit 99.1
p. 3 of 28

In re: Hercules Offshore, Inc., et al.
Debtor

Case No. 15-11685
Reporting Period: Aug. 13 - Aug. 30, 2015

MOR-1A: BANK RECONCILIATIONS

BANK NAME	Legal Entity	Account Function	Last 4 digits of Account #
Amegy Bank of Texas, N.A.	Hercules Drilling Company, LLC	Operating Account	4656
Amegy Bank of Texas, N.A.	Hercules Drilling Company, LLC	Cayman Investment Sweep Account	2321
Amegy Bank of Texas, N.A.	Hercules Drilling Company, LLC	Cayman Self Directed Investment Account	2-00
Amegy Bank of Texas, N.A.	Hercules Drilling Company, LLC	Money Market Investment Account	5069
Amegy Bank of Texas, N.A.	Hercules Offshore Services LLC	Payroll Account	2838
Amegy Bank of Texas, N.A.	Hercules Offshore, Inc.	Operating Account	0264
Amegy Bank of Texas, N.A.	Hercules Offshore Liftboat Co LLC	Operating Account	1606
Amegy Bank of Texas, N.A.	TODC - Angola	Operating Account	5850
Amegy Bank of Texas, N.A.	Hercules Drilling Company, LLC	Payables	1649
Amegy Bank of Texas, N.A.	Cliffs Drilling Company	Operating Account	8930
Amegy Bank of Texas, N.A.	TODCO Americas, Inc. - Cameroon	Operating Account	7288
Amegy Bank of Texas, N.A.	Hercules Offshore, Inc. FSA	Flexible Spending Claims	0935
Amegy Bank of Texas, N.A.	Hercules Offshore, Inc. - Singapore Branch	Singapore Operating Account	1570
Amegy Bank of Texas, N.A.	Hercules Oilfield Services Ltd	Operating Account	1570
Amegy Bank of Texas, N.A.	Hercules Oilfield Services Ltd.	Cayman Investment Sweep Account	1982
Amegy Bank of Texas, N.A.	Hercules Oilfield Services Ltd.	Cayman Self Directed Investment Account	9944
Amegy Bank of Texas, N.A.	Hercules Oilfield Services Ltd - Nigeria	Operating Account	1389
Amegy Bank of Texas, N.A.	Hercules International Offshore, Ltd (PR)	Payroll Account	6666
Amegy Bank of Texas, N.A.	Hercules Marketing International, Ltd - India	Operating Account	1555
Amegy Bank of Texas, N.A.	Hercules Offshore UK Ltd	Operating Account	1559
Amegy Bank of Texas, N.A.	Discovery Offshore (Gibraltar) Ltd.	Operating Account	8523
Amegy Bank of Texas, N.A.	Discovery Offshore, S.A.	Operating Account	6362
Amegy Bank of Texas, N.A.	Hercules International Drilling Ltd	Operating Account	5433
Amegy Bank of Texas, N.A.	Hercules International Drilling Ltd - India	Operating Account	6850
Amegy Bank of Texas, N.A.	Hercules Tanjung Asia Sdn Bhd	Operating Account	0283
Amegy Bank of Texas, N.A.	Hercules British Offshore Limited	Operating Account	6818
Amegy Bank of Texas, N.A.	Hercules Offshore Middle East Ltd.	Operating Account	6842
Amegy Bank of Texas, N.A.	Hercules Offshore Arabia, Ltd.	Operating Account	6818
Amegy Bank of Texas, N.A.	Hercules Offshore Middle East Ltd.	Cayman Investment Sweep Account	3456
Amegy Bank of Texas, N.A.	Hercules Offshore Middle East Ltd.	Cayman Self Directed Investment Account	00-1
Amegy Bank of Texas, N.A.	Hercules Offshore Middle East Ltd.	Federated International Money Market Fund 872	6170
Bancolombia	TODCO Americas, Inc.	Field Cash	7684
Capital One Bank	Hercules Drilling Company, LLC	Investment Account	7714
Capital One Bank	Hercules Oilfield Services Ltd.	Investment Account	0956
Capital One Bank	Hercules Offshore Middle East Ltd.	Investment Account	9013
Citibank	TODCO Trinidad Ltd	Field Cash	8006
Citibank	Cliffs Drilling Company	Field Cash	8014
Citibank	Cliffs Drilling Company	Field Cash	8881
Comerica Bank	Hercules Offshore, Inc.	Investment Account	0623
Comerica Bank	Hercules Oilfield Services Ltd	Investment Account	8001
DNB Bank ASA	Hercules Oilfield Services Ltd.	Investment Account	1393
HSBC	Hercules Offshore, Inc.	L/C Collateral Account	2845
HSBC	Hercules Offshore, Inc.	Checking Account	-001
HSBC	Cliffs Drilling Company	Local Operations	-001
HSBC	Hercules Offshore Middle East Ltd DMCC	Operating Account	9855
HSBC	Hercules Britannia Holdings Limited	Local Cash	9863
HSBC	Hercules British Offshore Limited	Local Cash	4568
HSBC	Hercules Offshore UK Limited	Operating Account	2101
HSBC	Hercules Tanjung Asia Sdn Bhd	Operating Account	2725
HSBC	Hercules Tanjung Asia Sdn Bhd	Operating Account	7001
HSBC (formerly SABB)	Hercules Offshore Arabia, Ltd	Operating Account	7080
HSBC (formerly SABB)	Hercules Offshore Arabia, Ltd	Operating Account	7002
HSBC (formerly SABB)	Hercules Offshore Arabia, Ltd	Payroll Account	3010
ING Bank	Discovery Offshore (Gibraltar) Ltd.	Current Account	3010
ING Bank	Discovery Offshore, S.A.	Current Account	-562
Morgan Stanley Smith Barney	Hercules Drilling Company, LLC	Restricted Cash Collateral Acct	3-00
Standard Chartered	Hercules International Drilling, Ltd	Operating Account	2064
Standard Chartered	Hercules Offshore Inc. Singapore Branch	Op (Petty Cash)	6040
State Bank of India	Discovery Offshore (Gibraltar) Ltd.	Local Operations	4347
United Bank for Africa	Hercules Liftboats Company Nigeria, Ltd	Op (Petty Cash)	9613
United Bank for Africa	Hercules Liftboats Company Nigeria, Ltd	Op (Petty Cash)	9353
United Bank for Africa	Hercules Liftboats Company Nigeria, Ltd	Op (Petty Cash)	6731037190

Notes:

I attest that each of the Debtors' corporate bank accounts is reconciled to monthly bank statements. The Company's standard practice is to ensure that each corporate bank account is reconciled to monthly bank statements for each fiscal month within 30 days after month end. See attached listing of each of the Debtors' bank accounts and the book balance of the account as of the end of the fiscal month covered by this report

Authorized Representative

Printed Name of Authorized Representative

In re: Hercules Offshore, Inc., et al. Case No. 15-11685 Debtor Reporting Period: Aug. 13 - Aug. 30, 2015 Payor Wire Date Fees Expenses Fees Expenses Notes: (1) The professional fee schedule only includes professionals retained within the court. (2) No payments to Professionals were made during the current reporting period. MOR 1B: SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID PAYEE Period Covered Amount Approved Payment Amount Paid Year-To-Date Exhibit 99.1 p. 4 of 28

In re: Hercules Offshore, Inc., et al. Case No. 15-11685 Debtor Reporting Period: Aug. 13 - Aug. 30, 2015 MOR-2: STATEMENT OF OPERATIONS HERCULES OFFSHORE INC Current Cumulative REVENUES Month Filing to Date (1) Revenues 174,118$ 174,118$ OPERATING EXPENSES Operating Expenses 152,082 152,082 Depreciation & Amortization (208,785) (208,785) General and Administrative (4,955,943) (4,955,943) Total Operating Expenses (5,012,646) (5,012,646) Operating Income (4,838,528) (4,838,528) OTHER INCOME AND EXPENSES Other (Income)/Expense, Net (11,525,387) (11,525,387) Interest Expense (3,686,226) (3,686,226) Income Taxes (Benefit) (913,000) (913,000) Net Profit (Loss) (20,963,141) (20,050,141) (1) The company did not close the books on the petition date, and therefore the value for the current month represent the full month of August. Exhibit 99.1 p. 5 of 28

In re: Hercules Offshore, Inc., et al. Case No. 15-11685 Debtor Reporting Period: Aug. 13 - Aug. 30, 2015 MOR-2: STATEMENT OF OPERATIONS HERCULES DRILLING COMPANY LLC Current Cumulative REVENUES Month Filing to Date (1) Revenues 2,194,411$ 2,194,411$ OPERATING EXPENSES Operating Expenses (2,407,644) (2,407,644) Depreciation & Amortization (382,819) (382,819) General and Administrative (412,228) (412,228) Total Operating Expenses (3,202,690) (3,202,690) Operating Income (1,008,279) (1,008,279) OTHER INCOME AND EXPENSES Other (Income)/Expense, Net 77,501 77,501 Interest Expense - - Income Taxes (Benefit) - - Net Profit (Loss) (930,779) (930,779) (1) The company did not close the books on the petition date, and therefore the value for the current month represent the full month of August. Exhibit 99.1 p. 6 of 28

In re: Hercules Offshore, Inc., et al. Case No. 15-11685 Debtor Reporting Period: Aug. 13 - Aug. 30, 2015 MOR-2: STATEMENT OF OPERATIONS HERCULES LIFTBOAT COMPANY LLC Current Cumulative REVENUES Month Filing to Date (1) Revenues 3,062,982$ 3,062,982$ OPERATING EXPENSES Operating Expenses (1,234,093) (1,234,093) Depreciation & Amortization (753,638) (753,638) General and Administrative (11,359) (11,359) Total Operating Expenses (1,999,091) (1,999,091) Operating Income 1,063,891 1,063,891 OTHER INCOME AND EXPENSES Other (Income)/Expense, Net 32 32 Interest Expense - - Income Taxes (Benefit) - - Net Profit (Loss) 1,063,923 1,063,923 (1) The company did not close the books on the petition date, and therefore the value for the current month represent the full month of August. Exhibit 99.1 p. 7 of 28

In re: Hercules Offshore, Inc., et al. Case No. 15-11685 Debtor Reporting Period: Aug. 13 - Aug. 30, 2015 MOR-2: STATEMENT OF OPERATIONS CLIFFS DRILLING COMPANY Current Cumulative REVENUES Month Filing to Date (1) Revenues -$ -$ OPERATING EXPENSES Operating Expenses (406,490) (406,490) Depreciation & Amortization (1,196,774) (1,196,774) General and Administrative (15,983) (15,983) Total Operating Expenses (1,619,247) (1,619,247) Operating Income (1,619,247) (1,619,247) OTHER INCOME AND EXPENSES Other (Income)/Expense, Net (42,221) (42,221) Interest Expense (44) (44) Income Taxes (Benefit) - - Net Profit (Loss) (1,661,512) (1,661,512) (1) The company did not close the books on the petition date, and therefore the value for the current month represent the full month of August. Exhibit 99.1 p. 8 of 28

In re: Hercules Offshore, Inc., et al. Case No. 15-11685 Debtor Reporting Period: Aug. 13 - Aug. 30, 2015 MOR-2: STATEMENT OF OPERATIONS TODCO AMERICAS, INC. Current Cumulative REVENUES Month Filing to Date (1) Revenues -$ -$ OPERATING EXPENSES Operating Expenses - - Depreciation & Amortization - - General and Administrative (2,098) (2,098) Total Operating Expenses (2,098) (2,098) Operating Income (2,098) (2,098) OTHER INCOME AND EXPENSES Other (Income)/Expense, Net - - Interest Expense - - Income Taxes (Benefit) - - Net Profit (Loss) (2,098) (2,098) (1) The company did not close the books on the petition date, and therefore the value for the current month represent the full month of August. Exhibit 99.1 p. 9 of 28

In re: Hercules Offshore, Inc., et al. Case No. 15-11685 Debtor Reporting Period: Aug. 13 - Aug. 30, 2015 MOR-2: STATEMENT OF OPERATIONS THE OFFSHORE DRILLING COMPANY Current Cumulative REVENUES Month Filing to Date (1) Revenues 3,096$ 3,096$ OPERATING EXPENSES Operating Expenses (876,435) (876,435) Depreciation & Amortization (945,364) (945,364) General and Administrative (7,423) (7,423) Total Operating Expenses (1,829,221) (1,829,221) Operating Income (1,826,126) (1,826,126) OTHER INCOME AND EXPENSES Other (Income)/Expense, Net - - Interest Expense - - Income Taxes (Benefit) - - Net Profit (Loss) (1,826,126) (1,826,126) (1) The company did not close the books on the petition date, and therefore the value for the current month represent the full month of August. Exhibit 99.1 p. 10 of 28

In re: Hercules Offshore, Inc., et al. Case No. 15-11685 Debtor Reporting Period: Aug. 13 - Aug. 30, 2015 MOR-2: STATEMENT OF OPERATIONS HERO HOLDINGS, INC. Current Cumulative REVENUES Month Filing to Date (1) Revenues -$ -$ OPERATING EXPENSES Operating Expenses - - Depreciation & Amortization - - General and Administrative (2,296) (2,296) Total Operating Expenses (2,296) (2,296) Operating Income (2,296) (2,296) OTHER INCOME AND EXPENSES Other (Income)/Expense, Net - - Interest Expense - - Income Taxes (Benefit) - - Net Profit (Loss) (2,296) (2,296) (1) The company did not close the books on the petition date, and therefore the value for the current month represent the full month of August. Exhibit 99.1 p. 11 of 28

In re: Hercules Offshore, Inc., et al. Case No. 15-11685 Debtor Reporting Period: Aug. 13 - Aug. 30, 2015 MOR-2: STATEMENT OF OPERATIONS DELTA TOWING LLC Current Cumulative REVENUES Month Filing to Date (1) Revenues -$ -$ OPERATING EXPENSES Operating Expenses (147,995) (147,995) Depreciation & Amortization - - General and Administrative - - Total Operating Expenses (147,995) (147,995) Operating Income (147,995) (147,995) OTHER INCOME AND EXPENSES Other (Income)/Expense, Net - - Interest Expense - - Income Taxes (Benefit) - - Net Profit (Loss) (147,995) (147,995) (1) The company did not close the books on the petition date, and therefore the value for the current month represent the full month of August. Exhibit 99.1 p. 12 of 28

In re: Hercules Offshore, Inc., et al. Case No. 15-11685 Debtor Reporting Period: Aug. 13 - Aug. 30, 2015 MOR-2: STATEMENT OF OPERATIONS SAND DOLLAR DRILILNG LLC Current Cumulative REVENUES Month Filing to Date (1) Revenues 4,423,409$ 4,423,409$ OPERATING EXPENSES Operating Expenses (3,276,558) (3,276,558) Depreciation & Amortization (968,017) (968,017) General and Administrative - - Total Operating Expenses (4,244,576) (4,244,576) Operating Income 178,833 178,833 OTHER INCOME AND EXPENSES Other (Income)/Expense, Net - - Interest Expense - - Income Taxes (Benefit) - - Net Profit (Loss) 178,833 178,833 (1) The company did not close the books on the petition date, and therefore the value for the current month represent the full month of August. Exhibit 99.1 p. 13 of 28

In re: Hercules Offshore, Inc., et al. Case No. 15-11685 Debtor Reporting Period: Aug. 13 - Aug. 30, 2015 MOR-3: BALANCE SHEET HERCULES OFFSHORE INC CURRENT ASSETS Cash 474,229$ 14,443$ Restricted Cash - - Accounts Receivable - Trade 361,320 - Accounts Receivable - Other 842,522 738,099 Due to / from Affiliates 1,645,325,388 1,659,016,519 Deposits 179,701 181,439 Prepaid & Other 7,292,826 6,070,065 TOTAL CURRENT ASSETS 1,654,475,986 1,666,020,565 PROPERTY AND EQUIPMENT Net Property, Plant & Equipment 7,490,772 8,590,669 OTHER ASSETS Investment in /from Affiliates 1,577,850,899 1,486,436,553 Notes Receivable - Affiliates 369,700,000 369,700,000 Deferred Drydock - - Other Assets 5,177,967 16,855,666 TOTAL ASSETS 3,614,695,624$ 3,547,603,454$ LIABILITIES NOT SUBJECT TO COMPROMISE Accounts Payable 3,144,113$ 5,747,672$ Accrued Liabilities 4,018,933 3,507,475 Interest Payable - - Taxes Payable (1,069,945) (1,070,411) Other Current Liabilities 257,253 257,253 Notes Payable - Affiliates - - Long Term Debt - - Deferred Income Taxes 5,739,900 4,826,900 Other Liabilities 2,918,063 3,019,415 TOTAL POST-PETITION LIABILITIES 15,008,317 16,288,305 LIABILITIES SUBJECT TO COMPROMISE (2) TOTAL SUBJECT TO COMPROMISE 1,254,844,633 1,251,279,263 TOTAL LIABILITIES 1,269,852,950 1,267,567,568 SHAREHOLDERS' EQUITY TOTAL Common Stock 1,646,219 1,646,212 Additional Paid-in Capital 2,182,440,443 2,182,345,585 Contributed Capital - - Treasury stock (56,942,650) (56,942,644) Retained Earnings-Prior Year 321,938,799 236,263,730 Net Income (104,240,138) (83,276,997) NET OWNER EQUITY 2,344,842,673 2,280,035,886 TOTAL LIABILITIES AND OWNERS' EQUITY 3,614,695,624$ 3,547,603,454$ (1) The company did not close the books on the petition date, and therefore the previous month values were used in lieu of balances at the petition date. (2) The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes have been included in Liabilities subject to compromise. ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE AT END OF PREVIOUS MONTH (1) LIABILITIES AND OWNER EQUITY BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE AT END OF PREVIOUS MONTH (1) Exhibit 99.1 p. 14 of 28

In re: Hercules Offshore, Inc., et al. Case No. 15-11685 Debtor Reporting Period: Aug. 13 - Aug. 30, 2015 MOR-3: BALANCE SHEET HERCULES DRILLING COMPANY LLC CURRENT ASSETS Cash 75,791,324$ 85,559,929$ Restricted Cash - - Accounts Receivable - Trade 3,348,175 3,298,949 Accounts Receivable - Other 3,014 2,909 Due to / from Affiliates (158,077,007) (262,445,260) Deposits - - Prepaid & Other 1,896,490 2,003,313 TOTAL CURRENT ASSETS (77,038,003) (171,580,161) PROPERTY AND EQUIPMENT Net Property, Plant & Equipment 16,960,484 17,254,283 OTHER ASSETS Investment in /from Affiliates - - Notes Receivable - Affiliates 90,000,000 90,000,000 Deferred Drydock - - Other Assets - - TOTAL ASSETS 29,922,481$ (64,325,878)$ LIABILITIES NOT SUBJECT TO COMPROMISE Accounts Payable 11,350,857$ 12,275,957$ Accrued Liabilities 30,624,624 30,294,113 Interest Payable - - Taxes Payable (908,535) (875,469) Other Current Liabilities 165,617 322,538 Notes Payable - Affiliates - - Long Term Debt - - Deferred Income Taxes - - Other Liabilities - - TOTAL POST-PETITION LIABILITIES 41,232,563 42,017,139 LIABILITIES SUBJECT TO COMPROMISE (2) TOTAL SUBJECT TO COMPROMISE - - TOTAL LIABILITIES 41,232,563 42,017,139 SHAREHOLDERS' EQUITY TOTAL Common Stock - - Additional Paid-in Capital - - Contributed Capital - - Treasury stock - - Retained Earnings-Prior Year - (95,963,713) Net Income (11,310,082) (10,379,303) NET OWNER EQUITY (11,310,082) (106,343,016) TOTAL LIABILITIES AND OWNERS' EQUITY 29,922,481$ (64,325,878)$ (1) The company did not close the books on the petition date, and therefore the previous month values were used in lieu of balances at the petition date. (2) The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes have been included in Liabilities subject to compromise. ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE AT END OF PREVIOUS MONTH (1) LIABILITIES AND OWNER EQUITY BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE AT END OF PREVIOUS MONTH (1) Exhibit 99.1 p. 15 of 28

In re: Hercules Offshore, Inc., et al. Case No. 15-11685 Debtor Reporting Period: Aug. 13 - Aug. 30, 2015 MOR-3: BALANCE SHEET HERCULES LIFTBOAT COMPANY LLC CURRENT ASSETS Cash 0$ 0$ Restricted Cash - - Accounts Receivable - Trade 2,142,875 3,131,884 Accounts Receivable - Other (24) (344) Due to / from Affiliates (34,366,554) 24,961,591 Deposits - - Prepaid & Other 1,507,065 1,696,138 TOTAL CURRENT ASSETS (30,716,638) 29,789,270 PROPERTY AND EQUIPMENT Net Property, Plant & Equipment 44,547,376 44,806,351 OTHER ASSETS Investment in /from Affiliates - - Notes Receivable - Affiliates - - Deferred Drydock 977,943 1,035,495 Other Assets - - TOTAL ASSETS 14,808,681$ 75,631,115$ LIABILITIES NOT SUBJECT TO COMPROMISE Accounts Payable 1,718,296$ 2,425,759$ Accrued Liabilities 1,720,076 1,626,118 Interest Payable - - Taxes Payable 1,316,938 1,303,548 Other Current Liabilities 9,337 9,337 Notes Payable - Affiliates - - Long Term Debt - - Deferred Income Taxes - - Other Liabilities - - TOTAL POST-PETITION LIABILITIES 4,764,646 5,364,762 LIABILITIES SUBJECT TO COMPROMISE (2) TOTAL SUBJECT TO COMPROMISE - - TOTAL LIABILITIES 4,764,646 5,364,762 SHAREHOLDERS' EQUITY TOTAL Common Stock - - Additional Paid-in Capital - - Contributed Capital - - Treasury stock - - Retained Earnings-Prior Year - 61,286,242 Net Income 10,044,034 8,980,111 NET OWNER EQUITY 10,044,034 70,266,353 TOTAL LIABILITIES AND OWNERS' EQUITY 14,808,681$ 75,631,115$ (1) The company did not close the books on the petition date, and therefore the previous month values were used in lieu of balances at the petition date. (2) The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes have been included in Liabilities subject to compromise. ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE AT END OF PREVIOUS MONTH (1) LIABILITIES AND OWNER EQUITY BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE AT END OF PREVIOUS MONTH (1) Exhibit 99.1 p. 16 of 28

In re: Hercules Offshore, Inc., et al. Case No. 15-11685 Debtor Reporting Period: Aug. 13 - Aug. 30, 2015 MOR-3: BALANCE SHEET HERCULES OFFSHORE SERVICES LLC CURRENT ASSETS Cash (3,310)$ (5,080)$ Restricted Cash - - Accounts Receivable - Trade 3,118,279 3,175,994 Accounts Receivable - Other (3,713) 2,200 Due to / from Affiliates (216,530,160) (220,471,151) Deposits - - Prepaid & Other 1,001,143 1,126,286 TOTAL CURRENT ASSETS (212,417,762) (216,171,751) PROPERTY AND EQUIPMENT Net Property, Plant & Equipment 69,606,375 70,393,177 OTHER ASSETS Investment in /from Affiliates 153,156,618 153,156,618 Notes Receivable - Affiliates - - Deferred Drydock - - Other Assets - - TOTAL ASSETS 10,345,231$ 7,378,045$ LIABILITIES NOT SUBJECT TO COMPROMISE Accounts Payable 232,183$ 143,569$ Accrued Liabilities 2,044,767 2,051,121 Interest Payable - - Taxes Payable - - Other Current Liabilities - - Notes Payable - Affiliates - - Long Term Debt - - Deferred Income Taxes - - Other Liabilities - - TOTAL POST-PETITION LIABILITIES 2,276,950 2,194,690 LIABILITIES SUBJECT TO COMPROMISE (2) TOTAL SUBJECT TO COMPROMISE - - TOTAL LIABILITIES 2,276,950 2,194,690 SHAREHOLDERS' EQUITY TOTAL Common Stock - - Additional Paid-in Capital - - Contributed Capital - - Treasury stock - - Retained Earnings-Prior Year - (3,187,399) Net Income 8,068,281 8,370,754 NET OWNER EQUITY 8,068,281 5,183,355 TOTAL LIABILITIES AND OWNERS' EQUITY 10,345,231$ 7,378,045$ (1) The company did not close the books on the petition date, and therefore the previous month values were used in lieu of balances at the petition date. (2) The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes have been included in Liabilities subject to compromise. ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE AT END OF PREVIOUS MONTH (1) LIABILITIES AND OWNER EQUITY BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE AT END OF PREVIOUS MONTH (1) Exhibit 99.1 p. 17 of 28

In re: Hercules Offshore, Inc., et al. Case No. 15-11685 Debtor Reporting Period: Aug. 13 - Aug. 30, 2015 MOR-3: BALANCE SHEET THE ONSHORE DRILLING COMPANY CURRENT ASSETS Cash -$ -$ Restricted Cash - - Accounts Receivable - Trade - - Accounts Receivable - Other - - Due to / from Affiliates 127,747,238 127,747,238 Deposits - - Prepaid & Other - - TOTAL CURRENT ASSETS 127,747,238 127,747,238 PROPERTY AND EQUIPMENT Net Property, Plant & Equipment - - OTHER ASSETS Investment in /from Affiliates - - Notes Receivable - Affiliates - - Deferred Drydock - - Other Assets - - TOTAL ASSETS 127,747,238$ 127,747,238$ LIABILITIES NOT SUBJECT TO COMPROMISE Accounts Payable -$ -$ Accrued Liabilities - - Interest Payable - - Taxes Payable - - Other Current Liabilities - - Notes Payable - Affiliates - - Long Term Debt - - Deferred Income Taxes - - Other Liabilities - - TOTAL POST-PETITION LIABILITIES - - LIABILITIES SUBJECT TO COMPROMISE (2) TOTAL SUBJECT TO COMPROMISE - - TOTAL LIABILITIES - - SHAREHOLDERS' EQUITY TOTAL Common Stock 10 10 Additional Paid-in Capital - - Contributed Capital 127,747,228 143,974,852 Treasury stock - - Retained Earnings-Prior Year - (16,227,624) Net Income - - NET OWNER EQUITY 127,747,238 127,747,238 TOTAL LIABILITIES AND OWNERS' EQUITY 127,747,238$ 127,747,238$ (1) The company did not close the books on the petition date, and therefore the previous month values were used in lieu of balances at the petition date. (2) The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes have been included in Liabilities subject to compromise. ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE AT END OF PREVIOUS MONTH (1) LIABILITIES AND OWNER EQUITY BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE AT END OF PREVIOUS MONTH (1) Exhibit 99.1 p. 18 of 28

In re: Hercules Offshore, Inc., et al. Case No. 15-11685 Debtor Reporting Period: Aug. 13 - Aug. 30, 2015 MOR-3: BALANCE SHEET CLIFFS DRILLING COMPANY CURRENT ASSETS Cash 11,013$ (4,008)$ Restricted Cash 1,000,000 1,000,000 Accounts Receivable - Trade 3,085,785 3,085,785 Accounts Receivable - Other 270 353 Due to / from Affiliates (264,920,651) (265,017,366) Deposits (114) 66 Prepaid & Other 694,269 781,008 TOTAL CURRENT ASSETS (260,129,429) (260,154,162) PROPERTY AND EQUIPMENT Net Property, Plant & Equipment 87,195,751 88,392,525 OTHER ASSETS Investment in /from Affiliates 136,205,297 152,432,922 Notes Receivable - Affiliates - - Deferred Drydock - - Other Assets - - TOTAL ASSETS (36,728,380)$ (19,328,715)$ LIABILITIES NOT SUBJECT TO COMPROMISE Accounts Payable 408,950$ 585,617$ Accrued Liabilities 328,181 274,985 Interest Payable - - Taxes Payable 710,531 709,321 Other Current Liabilities - - Notes Payable - Affiliates - - Long Term Debt - - Deferred Income Taxes (523,752) (523,752) Other Liabilities - - TOTAL POST-PETITION LIABILITIES 923,910 1,046,172 LIABILITIES SUBJECT TO COMPROMISE (2) TOTAL SUBJECT TO COMPROMISE - - TOTAL LIABILITIES 923,910 1,046,172 SHAREHOLDERS' EQUITY TOTAL Common Stock 10 10 Additional Paid-in Capital 397,876,047 397,876,047 Contributed Capital - - Treasury stock - - Retained Earnings-Prior Year (421,293,115) (405,677,224) Net Income (14,235,232) (12,573,719) NET OWNER EQUITY (37,652,290) (20,374,887) TOTAL LIABILITIES AND OWNERS' EQUITY (36,728,380)$ (19,328,715)$ (1) The company did not close the books on the petition date, and therefore the previous month values were used in lieu of balances at the petition date. (2) The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes have been included in Liabilities subject to compromise. ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE AT END OF PREVIOUS MONTH (1) LIABILITIES AND OWNER EQUITY BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE AT END OF PREVIOUS MONTH (1) Exhibit 99.1 p. 19 of 28

In re: Hercules Offshore, Inc., et al. Case No. 15-11685 Debtor Reporting Period: Aug. 13 - Aug. 30, 2015 MOR-3: BALANCE SHEET TODCO AMERICAS, INC. CURRENT ASSETS Cash -$ -$ Restricted Cash - - Accounts Receivable - Trade - - Accounts Receivable - Other - - Due to / from Affiliates (2,810) 8,780,952 Deposits - - Prepaid & Other - - TOTAL CURRENT ASSETS (2,810) 8,780,952 PROPERTY AND EQUIPMENT Net Property, Plant & Equipment - - OTHER ASSETS Investment in /from Affiliates - - Notes Receivable - Affiliates - - Deferred Drydock - - Other Assets - - TOTAL ASSETS (2,810)$ 8,780,952$ LIABILITIES NOT SUBJECT TO COMPROMISE Accounts Payable -$ -$ Accrued Liabilities - - Interest Payable - - Taxes Payable - - Other Current Liabilities - - Notes Payable - Affiliates - - Long Term Debt - - Deferred Income Taxes 0 0 Other Liabilities - - TOTAL POST-PETITION LIABILITIES 0 - LIABILITIES SUBJECT TO COMPROMISE (2) TOTAL SUBJECT TO COMPROMISE - - TOTAL LIABILITIES 0 - SHAREHOLDERS' EQUITY TOTAL Common Stock 10 10 Additional Paid-in Capital - - Contributed Capital - - Treasury stock - - Retained Earnings-Prior Year - 8,781,664 Net Income (2,820) (722) NET OWNER EQUITY (2,810) 8,780,952 TOTAL LIABILITIES AND OWNERS' EQUITY (2,810)$ 8,780,952$ (1) The company did not close the books on the petition date, and therefore the previous month values were used in lieu of balances at the petition date. (2) The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes have been included in Liabilities subject to compromise. ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE AT END OF PREVIOUS MONTH (1) LIABILITIES AND OWNER EQUITY BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE AT END OF PREVIOUS MONTH (1) Exhibit 99.1 p. 20 of 28

In re: Hercules Offshore, Inc., et al. Case No. 15-11685 Debtor Reporting Period: Aug. 13 - Aug. 30, 2015 MOR-3: BALANCE SHEET CLIFF DRILLING TRINIDAD LLC CURRENT ASSETS Cash -$ -$ Restricted Cash - - Accounts Receivable - Trade - - Accounts Receivable - Other - - Due to / from Affiliates 8,216 8,216 Deposits - - Prepaid & Other - - TOTAL CURRENT ASSETS 8,216 8,216 PROPERTY AND EQUIPMENT Net Property, Plant & Equipment - - OTHER ASSETS Investment in /from Affiliates 1,144 1,144 Notes Receivable - Affiliates - - Deferred Drydock - - Other Assets - - TOTAL ASSETS 9,360$ 9,360$ LIABILITIES NOT SUBJECT TO COMPROMISE Accounts Payable -$ -$ Accrued Liabilities - - Interest Payable - - Taxes Payable - - Other Current Liabilities - - Notes Payable - Affiliates - - Long Term Debt - - Deferred Income Taxes - - Other Liabilities - - TOTAL POST-PETITION LIABILITIES - - LIABILITIES SUBJECT TO COMPROMISE (2) TOTAL SUBJECT TO COMPROMISE - - TOTAL LIABILITIES - - SHAREHOLDERS' EQUITY TOTAL Common Stock - - Additional Paid-in Capital - - Contributed Capital 10,000 10,000 Treasury stock - - Retained Earnings-Prior Year (640) (640) Net Income (0) (0) NET OWNER EQUITY 9,360 9,360 TOTAL LIABILITIES AND OWNERS' EQUITY 9,360$ 9,360$ (1) The company did not close the books on the petition date, and therefore the previous month values were used in lieu of balances at the petition date. (2) The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes have been included in Liabilities subject to compromise. ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE AT END OF PREVIOUS MONTH (1) LIABILITIES AND OWNER EQUITY BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE AT END OF PREVIOUS MONTH (1) Exhibit 99.1 p. 21 of 28

In re: Hercules Offshore, Inc., et al. Case No. 15-11685 Debtor Reporting Period: Aug. 13 - Aug. 30, 2015 MOR-3: BALANCE SHEET THE OFFSHORE DRILLING COMPANY CURRENT ASSETS Cash (1,432)$ (1,432)$ Restricted Cash - - Accounts Receivable - Trade (188,000) (188,000) Accounts Receivable - Other 2,692 2,890 Due to / from Affiliates (888,024,759) (845,233,387) Deposits - - Prepaid & Other 789,439 888,119 TOTAL CURRENT ASSETS (887,422,060) (844,531,810) PROPERTY AND EQUIPMENT Net Property, Plant & Equipment 71,083,835 72,029,199 OTHER ASSETS Investment in /from Affiliates - - Notes Receivable - Affiliates - - Deferred Drydock - - Other Assets - - TOTAL ASSETS (816,338,225)$ (772,502,611)$ LIABILITIES NOT SUBJECT TO COMPROMISE Accounts Payable 256,200$ 238,357$ Accrued Liabilities 869,657 820,460 Interest Payable - - Taxes Payable 731,102 731,102 Other Current Liabilities - - Notes Payable - Affiliates - - Long Term Debt - - Deferred Income Taxes 523,751 523,751 Other Liabilities - - TOTAL POST-PETITION LIABILITIES 2,380,710 2,313,670 LIABILITIES SUBJECT TO COMPROMISE (2) TOTAL SUBJECT TO COMPROMISE - - TOTAL LIABILITIES 2,380,710 2,313,670 SHAREHOLDERS' EQUITY TOTAL Common Stock 1 1 Additional Paid-in Capital 751,844,299 751,844,299 Contributed Capital - - Treasury stock - - Retained Earnings-Prior Year (1,559,493,273) (1,517,416,745) Net Income (11,069,962) (9,243,836) NET OWNER EQUITY (818,718,935) (774,816,281) TOTAL LIABILITIES AND OWNERS' EQUITY (816,338,225)$ (772,502,611)$ (1) The company did not close the books on the petition date, and therefore the previous month values were used in lieu of balances at the petition date. (2) The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes have been included in Liabilities subject to compromise. ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE AT END OF PREVIOUS MONTH (1) LIABILITIES AND OWNER EQUITY BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE AT END OF PREVIOUS MONTH (1) Exhibit 99.1 p. 22 of 28

In re: Hercules Offshore, Inc., et al. Case No. 15-11685 Debtor Reporting Period: Aug. 13 - Aug. 30, 2015 MOR-3: BALANCE SHEET TODCO INTERNATIONAL INC. CURRENT ASSETS Cash -$ -$ Restricted Cash - - Accounts Receivable - Trade - - Accounts Receivable - Other - - Due to / from Affiliates 10 (3,805,437) Deposits - - Prepaid & Other - - TOTAL CURRENT ASSETS 10 (3,805,437) PROPERTY AND EQUIPMENT Net Property, Plant & Equipment - - OTHER ASSETS Investment in /from Affiliates - - Notes Receivable - Affiliates - - Deferred Drydock - - Other Assets - - TOTAL ASSETS 10$ (3,805,437)$ LIABILITIES NOT SUBJECT TO COMPROMISE Accounts Payable -$ -$ Accrued Liabilities - - Interest Payable - - Taxes Payable - - Other Current Liabilities - - Notes Payable - Affiliates - - Long Term Debt - - Deferred Income Taxes - - Other Liabilities - - TOTAL POST-PETITION LIABILITIES - - LIABILITIES SUBJECT TO COMPROMISE (2) TOTAL SUBJECT TO COMPROMISE - - TOTAL LIABILITIES - - SHAREHOLDERS' EQUITY TOTAL Common Stock 10 10 Additional Paid-in Capital - - Contributed Capital - - Treasury stock - - Retained Earnings-Prior Year - (3,805,447) Net Income - - NET OWNER EQUITY 10 (3,805,437) TOTAL LIABILITIES AND OWNERS' EQUITY 10$ (3,805,437)$ (1) The company did not close the books on the petition date, and therefore the previous month values were used in lieu of balances at the petition date. (2) The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes have been included in Liabilities subject to compromise. ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE AT END OF PREVIOUS MONTH (1) LIABILITIES AND OWNER EQUITY BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE AT END OF PREVIOUS MONTH (1) Exhibit 99.1 p. 23 of 28

In re: Hercules Offshore, Inc., et al. Case No. 15-11685 Debtor Reporting Period: Aug. 13 - Aug. 30, 2015 MOR-3: BALANCE SHEET HERO HOLDINGS, INC. CURRENT ASSETS Cash -$ -$ Restricted Cash - - Accounts Receivable - Trade - - Accounts Receivable - Other - - Due to / from Affiliates 6,977,309 (70,027,283) Deposits - - Prepaid & Other (0) (0) TOTAL CURRENT ASSETS 6,977,309 (70,027,284) PROPERTY AND EQUIPMENT Net Property, Plant & Equipment - - OTHER ASSETS Investment in /from Affiliates 150,329,019 172,533,656 Notes Receivable - Affiliates - - Deferred Drydock - - Other Assets - - TOTAL ASSETS 157,306,328$ 102,506,372$ LIABILITIES NOT SUBJECT TO COMPROMISE Accounts Payable -$ -$ Accrued Liabilities 18,366 16,070 Interest Payable - - Taxes Payable (30,907) (1,315,528) Other Current Liabilities - - Notes Payable - Affiliates - - Long Term Debt - - Deferred Income Taxes - - Other Liabilities - - TOTAL POST-PETITION LIABILITIES (12,541) (1,299,458) LIABILITIES SUBJECT TO COMPROMISE (2) TOTAL SUBJECT TO COMPROMISE - - TOTAL LIABILITIES (12,541) (1,299,458) SHAREHOLDERS' EQUITY TOTAL Common Stock - - Additional Paid-in Capital 150,329,019 150,329,019 Contributed Capital 12,701,514 12,701,514 Treasury stock - - Retained Earnings-Prior Year - (53,515,334) Net Income (5,711,664) (5,709,368) NET OWNER EQUITY 157,318,869 103,805,830 TOTAL LIABILITIES AND OWNERS' EQUITY 157,306,328$ 102,506,372$ (1) The company did not close the books on the petition date, and therefore the previous month values were used in lieu of balances at the petition date. (2) The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes have been included in Liabilities subject to compromise. ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE AT END OF PREVIOUS MONTH (1) LIABILITIES AND OWNER EQUITY BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE AT END OF PREVIOUS MONTH (1) Exhibit 99.1 p. 24 of 28

In re: Hercules Offshore, Inc., et al. Case No. 15-11685 Debtor Reporting Period: Aug. 13 - Aug. 30, 2015 MOR-3: BALANCE SHEET DELTA TOWING LLC CURRENT ASSETS Cash -$ -$ Restricted Cash - - Accounts Receivable - Trade - - Accounts Receivable - Other - - Due to / from Affiliates - (126,954,114) Deposits - - Prepaid & Other - - TOTAL CURRENT ASSETS - (126,954,114) PROPERTY AND EQUIPMENT Net Property, Plant & Equipment - - OTHER ASSETS Investment in /from Affiliates - - Notes Receivable - Affiliates - - Deferred Drydock - - Other Assets - - TOTAL ASSETS -$ (126,954,114)$ LIABILITIES NOT SUBJECT TO COMPROMISE Accounts Payable -$ -$ Accrued Liabilities - - Interest Payable - - Taxes Payable - - Other Current Liabilities - - Notes Payable - Affiliates - - Long Term Debt - - Deferred Income Taxes - - Other Liabilities - - TOTAL POST-PETITION LIABILITIES - - LIABILITIES SUBJECT TO COMPROMISE (2) TOTAL SUBJECT TO COMPROMISE - - TOTAL LIABILITIES - - SHAREHOLDERS' EQUITY TOTAL Common Stock - - Additional Paid-in Capital - - Contributed Capital - - Treasury stock - - Retained Earnings-Prior Year - (127,102,109) Net Income - 147,995 NET OWNER EQUITY - (126,954,114) TOTAL LIABILITIES AND OWNERS' EQUITY -$ (126,954,114)$ (1) The company did not close the books on the petition date, and therefore the previous month values were used in lieu of balances at the petition date. (2) The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes have been included in Liabilities subject to compromise. ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE AT END OF PREVIOUS MONTH (1) LIABILITIES AND OWNER EQUITY BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE AT END OF PREVIOUS MONTH (1) Exhibit 99.1 p. 25 of 28

In re: Hercules Offshore, Inc., et al. Case No. 15-11685 Debtor Reporting Period: Aug. 13 - Aug. 30, 2015 MOR-3: BALANCE SHEET SAND DOLLAR DRILILNG LLC CURRENT ASSETS Cash -$ -$ Restricted Cash - - Accounts Receivable - Trade 9,054,764 8,710,389 Accounts Receivable - Other 8,606 11,386 Due to / from Affiliates 75,751,948 259,468,355 Deposits - - Prepaid & Other 2,346,747 2,640,091 TOTAL CURRENT ASSETS 87,162,065 270,830,221 PROPERTY AND EQUIPMENT Net Property, Plant & Equipment 84,893,844 85,861,862 OTHER ASSETS Investment in /from Affiliates - - Notes Receivable - Affiliates - - Deferred Drydock - - Other Assets - - TOTAL ASSETS 172,055,910$ 356,692,083$ LIABILITIES NOT SUBJECT TO COMPROMISE Accounts Payable 849,109$ 841,892$ Accrued Liabilities 606,031 492,645 Interest Payable - - Taxes Payable - - Other Current Liabilities - - Notes Payable - Affiliates - - Long Term Debt - - Deferred Income Taxes - - Other Liabilities - - TOTAL POST-PETITION LIABILITIES 1,455,140 1,334,537 LIABILITIES SUBJECT TO COMPROMISE (2) TOTAL SUBJECT TO COMPROMISE - - TOTAL LIABILITIES 1,455,140 1,334,537 SHAREHOLDERS' EQUITY TOTAL Common Stock - - Additional Paid-in Capital 150,329,019 150,329,019 Contributed Capital - - Treasury stock - - Retained Earnings-Prior Year - 184,935,610 Net Income 20,271,750 20,092,917 NET OWNER EQUITY 170,600,769 355,357,546 TOTAL LIABILITIES AND OWNERS' EQUITY 172,055,910$ 356,692,083$ (1) The company did not close the books on the petition date, and therefore the previous month values were used in lieu of balances at the petition date. (2) The all-trade motion authorizes the payment of all trade payables in normal course, and therefore only the Senior Notes have been included in Liabilities subject to compromise. ASSETS BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE AT END OF PREVIOUS MONTH (1) LIABILITIES AND OWNER EQUITY BOOK VALUE AT END OF CURRENT REPORTING MONTH BOOK VALUE AT END OF PREVIOUS MONTH (1) Exhibit 99.1 p. 26 of 28

In re: Hercules Offshore, Inc., et al. Case No. 15-11685 Debtor Reporting Period: Aug. 13 - Aug. 30, 2015 SUMMARY OF UNPAID POSTPETITION DEBTS Number of Days Past Due Current 0-30 31-60 61-90 Over 90 Total Accounts Payable 17,959,708 17,959,708 Accrued Liabilities 40,230,636 40,230,636 Other Current Liabilities 432,206 432,206 Secured Debt/Adequate Protection Payments 5,739,900 5,739,900 Other Liabilities 2,918,063 2,918,063 Total Postpetition Debts 67,280,513 0 0 0 0 67,280,513 All post-petition debts will be paid in ordinary course. (1) All debts with the exception of the Senior Notes and interest have been included in the schedule as they will be paid in normal course. (2) Schedule represents the consolidated debtor entities. Exhibit 99.1 p. 27 of 28

Exhibit 99.1
p. 28 of 28

In re: Hercules Offshore, Inc., et al.
Debtor

Case No. 15-11685
Reporting Period: Aug. 13 - Aug. 30, 2015

MOR-5: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		Amount
Total Accounts Receivable at the beginning of the reporting period, net	$	21,215,002
+ Amounts billed during the period		(12,281,681)
- Amounts collected during the period		11,989,879
Total Accounts Receivable at the end of the reporting period, net	$	20,923,200
Accounts Receivable Aging		**Amount**
0 - 30 days old		8,257,547
31 - 60 days old		5,455,556
61 - 90 days old		1,945,447
91+ days old		5,264,649
Total Accounts Receivable		20,923,200
Amount considered uncollectible (Bad Debt)		(154,566)
Accounts Receivable (Net)		20,768,634

MOR-5: DEBTOR QUESTIONNAIRE

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		x
3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	x	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	x	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). (1) If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	x	

Notes:

(1) The new bank account to fund the utility adequate assurance deposit account per the utility motion was opened during the period.